TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus, Summary Prospectuses

and Statement of Additional Information

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Transamerica Greystone International Growth VP

Transamerica U.S. Equity Index VP

Transamerica International Equity Index VP

Effective May 1, 2020, the names of each of Transamerica Greystone International Growth VP, Transamerica U.S. Equity Index VP and Transamerica International Equity Index VP (each, a “Portfolio” and collectively, the “Portfolios”) will change. Each Portfolio’s investment objectives, principal investment strategies, principal risks, portfolio managers, investment manager, sub-adviser and fee schedules will remain the same.

The Portfolios will be renamed as set forth in the table below and the following information will supplement and supersede any contrary information contained in the Prospectus, Summary Prospectuses and Statement of Additional Information concerning the Portfolios.

Current Name	New Name (effective May 1, 2020)
Transamerica Greystone International Growth VP	Transamerica International Growth VP

Transamerica U.S. Equity Index VP	Transamerica S&P 500 Index VP

Transamerica International Equity Index VP	Transamerica MSCI EAFE Index VP

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Investors Should Retain this Supplement for Future Reference

March 13, 2020